Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of U.S. Gold Corp., a Nevada corporation (the “Company”), on Form 10-Q for the fiscal quarter ended July 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), Eric Alexander, Principal Financial and Accounting Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2026	/s/ Eric Alexander
Eric Alexander
Chief Financial Officer
(Principal Financial and Accounting Officer)

[A signed original of this written statement required by Section 906 has been provided to U.S. Gold Corp. and will be retained by U.S. Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.]